BASIC AND DILUTED NET LOSS PER SHARE - Schedule of Computation of the Net Loss Per Share (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Numerator:
Net loss	$ (58,346)	$ (93,210)
Preferred share accrued cumulative dividend rights	0	(5,044)
Total loss attributable to ordinary shares	$ (58,346)	$ (98,254)
Denominator:
Weighted average number of ordinary shares used in computing basic net loss per ordinary share	134,607,839	71,458,394